KBW Community Bank Investor Conference July 28, 2010 Exhibit 99.B

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina.  These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of
BNC Bancorp, and the information available to management at the time that this presentation was prepared.
Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of Beach First National Bank (“Beach First”) may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected.  Additional factors affecting BNC Bancorp and
Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange
Commission (the “SEC”), Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current
Reports on Form 8-K. Please refer to the Securities and Exchange Commission’s website at www.sec.gov where you can review those documents.  BNC Bancorp does not undertake a duty to update any forward-
looking statements made during this presentation.

BNC Bancorp Highlights
•
6  largest Bank Headquartered in North Carolina
•
$2.16 billion in total assets at June 30, 2010
•
History of strong core earnings and cash dividends
•
Profitable every quarter since 1994
•
Excellent branch locations and market presence across key markets
•
Located in key NC markets along 4 major interstate corridors and adjacent MSAs
•
Less price appreciation; less severe downturn in real estate markets
•
Recent expansion into coastal South Carolina (FDIC-assisted acquisition of Beach
First)
•
Strong asset quality
•
NPAs/Assets of 1.93% at 2Q 2010 (excluding covered assets of Beach First)
•
Well reserved: Loan Loss Reserve at 1.69% of legacy BNC loans
•
Majority of credit team seasoned by real estate downturns of the ‘80s and ‘90s th

Stock Profile – BNCN (NASDAQ)
•
Share Price (7/27/2010)
$10.19
•
52 Week Range $6.45 - $10.99
•
Shares Outstanding 10,843,234
Common 9,038,668
Convertible preferred 1,804,566
•
Market Capitalization (Fully Diluted)
$110 million
•
Average Daily Volume 3,253
•
Price
(7/27)
to Tangible
Book(6/30)
1.03x

Financial Highlights:
Second Quarter 2010

•
NPAs/Assets of 1.93% (excludes loans covered by loss share),  well below regional peer group median of 3.92%, and the SNL Bank Index components average of 3.19%
($000s except EPS) 2Q 2009 2Q 2010
YOY
Net Income Avail. to C/S $934 $11,231 +10,300
Diluted EPS $0.13 $1.45 +$1.32
Net Interest Margin 3.39% 3.62% +23 bps
Dividend $0.05 $0.05 -
Legacy Deposit Growth $1,342 $1,462 +$120
*Int. Bearing DDA and Savings $479 $649 +$170
*Retail Time Deposits $306 $422 +$116
*Wholesale Time Deposits $494 $321 -$173
Note: Peers include publicly traded banks reporting as of 7/26/10 with assets between $1 and $3 billion in NC, SC, and VA (SCBT, VCBI, UBSH,
FCBC, FNBN, YAVY, NBBC, CFNL, SCMF, CBKN, EVBS, CRFN, MBRG, PEBK, FOFN, FSBK, ECBE, and CSBC)
Source: SNL Financial and BNC Bancorp filings

Total Loans CAGR = 27.9%
Core Deposits CAGR = 28.2%
Total Shareholders' Equity CAGR = 27.1%

Franchise Overview:
Consistent Growth

Note: Acquired SterlingSouth Bank in Greensboro ($160 million in assets) in July, 2006, as well as Beach First National
Bank (approximately $614 million in assets) from the FDIC as receiver in April 2010.
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD'10

Franchise Overview:
Consistent Profitability

Note: Dollars in millions except per share data
Earnings per Diluted
Share
Pre-Tax Pre-Provision Net
Revenues
$3.1
$3.7
$4.7
$5.7
$7.0
$9.7
$13.0
$15.2
$13.1
$23.7
$37.3
2000 2002 2004 2006 2008 YTD'10
$0.35
$0.42
$0.55
$0.66
$0.75
$0.88
$1.04
$1.05
$0.52
$0.62
$1.61
2000 2002 2004 2006 2008 YTD'10

When Preparation Meets Opportunity 8

BNC BANCORP
Bank of North Carolina Opens New Office in Concord
Accountant Caught on Video-Ties to Terror Suspected
DFL - GOP
in National
Bank of North Carolina Hires Seasoned Management Team for New Raleigh Location
Bank of North Carolina Expands Presence in Winston-Salem
Bank of North Carolina Adds Samuel Black as Forsyth County Executive
Bank of North Carolina Assumes Certain Deposits and Purchases Certain Assets of Beach First National Bank
CITY FINAL
Bank of North Carolina Closes $35 Million Capital Raise

In the News…

Preparation:
FDIC-Assisted Transaction

August 2009
– Met with Investment Bankers to discuss assisted transaction opportunities
September 2009
– Financial Advisors and management presents to BNC Board of Directors modeling on specific potential transactions; Board engages financial advisor
October 2009
– Company engages Womble Carlyle in Atlanta as special legal counsel; face-to-face discussions held with state and federal regulators
October 2009-January 2010
– Company explores offensive capital opportunities
November 2009-
DD&F Consulting engaged to begin assisting Functional Leaders with strategic plans for takeover weekend and post FDIC deal integration
January 2010 to March 2010
– BNC management meets with previous winners of FDIC transactions to understand bid preparation and infrastructure build to meet loss share & workout requirements.
March 2010
– Management and “Deal Team” evaluate Beach First assisted transaction and decide to pursue bid opportunity
Final Month
•Team of 12 employees conduct week-long onsite due diligence at Beach First National Bank HQ
•Management evaluates proforma balance sheet, credit and collection costs, and arrives at final bid
•Transaction completed

Strategic Rationale For Beach First
•
Expands Bank of North Carolina’s presence into attractive South Carolina markets
•
Strong historical and forecasted population growth
•
Beach First founded in 1996; seasoned retail customer base
•
Voted “Best Community Bank” in Myrtle Beach multiple times
•
#1 deposit market share in Myrtle Beach (per 2009 SNL data)
•
Quality employees
•
Immediately accretive to EPS and tangible book value per share
•
Improves core deposit mix
•
Presents opportunity to grow core deposit franchise
•
Loss-share agreement protects Bank of North Carolina on acquired loans

Economics:  Beach First Transaction
•
Bargain purchase gain, pretax $19.3 million
•
Loans acquired at book value $471 million
•
Credit discount to fair value - $115 million
•
Fair Value of loans at June 30 $346 million
•
FDIC receivable, day one $87.8 million
•
Accretable yield discount on loans $16.3 million
•
Core deposit intangible $1.1 million
•
Core deposit premium paid None

Progress with Beach First Integration
•
Hired South Carolina market president
•
Hired loss-share reporting specialist
•
Special Assets and Loss-Share teams in place
•
Test Certificates filed and approved as of May 31, 2010
•
Loss-Share Certificates to be filed as of June 30, 2010
–
90 days ahead of schedule
•
Focused first on core deposits; already growing:
•
$353 million on April 9 acquisition date
•
$361 million at June 30
•
High retention rate on targeted Beach First staff

Elkin
Yadkin
Boonville
Forbush
Rural Hall
Stokesdale
Summerfield
Walkertown
New Castle
Yadkinville
Vienna
Kernersville
Colfax
Gibsonville
Winston-Salem
Greensboro
Union Grove
Farmington
Clemmons
Jamestown
Pleasant Garden
Olin
Eagle Mills
Arcadia
Calahaln
Turnersburg
Mocksville
Cool Springs
Thomasville
New Market
Randleman
Cooleemee
Jerusalem
Tyro
Statesville
Cotton Grove
Ramseur
Asheboro
Troutman
Spencer
Lockeland
Cedar Grove
Mount Ulla
Salisbury
Healing Springs
Denton
Sherrills Ford
Lake Norman
Mooresville
Morgan Ford
China Grove
Rockwell
Enochville
Davidson
Kannapolis
Cornelius
Poplar Tent
Huntersville
Concord
Mountain Island Lake
Forest
Mount Holly
Endy
Candor
Seven Lakes
Locust
Big Lick
Norwood
Charlotte
Lumber
Deep
Marion
Timmonsville
Rembert
Sardis
Pamplico
Centenary
Loris
Sumter
Coward
Aynor
Longs
Privateer
Lake City
Brittons Neck
Conway
Sardinia
Cades
Johnsonville
Manning
Kingstree
Nesmith
Socastee
Long Bay
Black
Plantersville
Summerton
Santee
Lane
Trio
Andrews
Murrells Inlet
Eutawville
St Stephen
Georgetown
Holly Hill
Cross
St George
Moncks Corner
Cordesville
Ridgeville
McClellanville
Summerville
Goose Creek
Ashley
Bulls Bay
North Charleston
Cooper River
Johns Island
St Andrews
Charleston
Folly Beach
Edisto Island
Kiawah
Port Royal
Garden City
Savannah

Franchise Overview:
Attractive Markets and Branch Locations

•
24 locations in North Carolina and South Carolina
• NC: 18 locations along the 1-85/ I-40/ I-77/ I-73 corridors
• SC: 6 coastal locations acquired through the Beach First National Bank
1 in North Myrtle Beach, 2 in Myrtle Beach, 1 in Pawleys Island, & 2 in Hilton Head
BNC Bank Offices
Bank of North
Carolina Offices

Organic Growth Opportunities

Market disruption provides pool of talented bankers
•
Concord:
Recruited a team of 3 bankers with 100+ years of experience in
Concord NC market a large regional bank.  Opened branch in September of
2009.  Deposits:  $69 million   Loans:  $36 million
•
Raleigh:
Recruited a similar team of 3 bankers with 100+ years of
experience from a large regional bank that had built a $300 million+ franchise in Raleigh for the previous bank.  Opened LPO in April of 2009, branch application in process.  Loans:  $14 million  Deposits referred:  $21 million
•
Winston-Salem:
Recruited a seasoned market leader to expand presence
in the Forsyth County area.  New location under construction.
Loans:  $55 million   Deposits:  $14 million

Diversified & Granular Loan Portfolio

1 Peer financial data as of March 31, 2010; regulatory data.  Represents most recent data available at the time of this presentation.
•
Average loan balance only  $148,490
•
Consolidated includes $346 million of
covered loans from Beach First
•
Legacy nonperforming loans are 0.93%
of total legacy loans at 2Q 2010 versus
peers of 3.62%
1
•
Construction, A&D, and Land portfolio
has been reduced 33% over the last 21
months from $306M to $205M
•
Residential and Commercial A&D
balances reduced by 62.3%, or $56
million, over the past 21 months
Multi-Family,
3.0%
Cons. & Leases, 1.4%
1-4 Family C&D, 2.3%
Farmland, 0.1%
Consolidated Loan Portfolio  -  $1.55 B
7,334 Loans

Asset Quality Trends

Asset Quality Information
w/o
Beach First Consolidated
6/30/2009 12/31/2009 3/31/2010 6/30/2010 6/30/2010
Nonaccruals $5,772 $18,702 $12,542 $10,080 $81,173
OREO $12,742 $14,325 $20,326 $21,728 $29,078
90 Days PD $423 $348 $345 $343 $4,256
Total NPAs $18,937 $33,375 $33,213 $32,151 $114,507
NPAs/Assets 1.18% 2.04% 2.04% 1.93% 5.30%
NPLs/Loans 0.61% 1.77% 1.18% 0.93% 5.81%
LLR/Loans 1.48% 1.60% 1.60% 1.69% 1.29%
NCOs/ Avg. Loans (Ann.) 0.98% 1.56% 1.05% 1.58% 1.23%
Legacy NPAs:  1.93% of assets well below peers
30-89 day past dues at 0.35% at June 30, 2010

Seasoned Credit Team

Robust Credit Underwriting & Administration Infrastructure
•
Experienced credit team with average tenure over 25 years
•
Experienced through various economic and credit cycles
•
Combination of local authority and centralized underwriting
•
Standardized credit policies throughout organization; now in force in the South Carolina franchise
•
Hired team of workout specialists to address special assets
•
Credit Risk Management (CRM) has been engaged by the Audit
Committee to perform independent credit review – reports directly to
Board – 10 year relationship
•
CRM also provides credit training, policy maintenance, and
comprehensive underwriting tools

Core Deposit Growth Initiatives

•
Retail Banking
•
Creating consistency in delivery, service, products & sales
•
Creating greater levels of accountability and rewards for performance
•
BNC Business Services
•
Five calling officers servicing the NC and SC markets
•
Beach First franchise provided a strong merchant program and seasoned leadership
•
Private Banking
•
Private bankers in Greensboro, Concord, Lake Norman and Myrtle Beach areas
•
Goals per Banker: $60 million in core deposits, $40 million in executive loans, $50 million in investment product referrals

Successfully Growing Core Deposits

*Success in growing core deposits has reduced wholesale CDs by 49%
*Wholesale CDs are predominately a tool to access longer term funding. Minimal amount with maturities inside one year.
Total Deposit Growth Trends
BNC Legacy w/o Beach First BNC Total
12/31/2008 12/31/2009 3/31/2010 6/30/2010 6/30/2010
Noninterest DDA 62 $           67 $          65 $           70 $             8 $              13% 104 $              42 $            68%
NOW, MMA, SAV 183 $         578 $        599 $         649 $           466 $           255% 740 $              557 $          304%
Time – Local 271 $         368 $        356 $         422 $           151 $           56% 657 $              386 $          142%
Time - Wholesale 630 $         337 $        331 $         321 $           (309) $          -49% 334 $              (296) $         -47%
Total 1,146 $      1,350 $     1,351 $      1,462 $        316 $           28% 1,835 $           689 $          60%
Wholesale CD's as % of Total
55% 25% 25% 22% 18%
4% 4%
Wholesale CD's:   Maturities < 12 months as % of  Deposits
Total
Change
from
12/31/2008
%
BNC Legacy
Change
from
12/31/2008      12/31/2008
$
Total
Change
from
12/31/2008
$
BNC Legacy
Change from
%

Deposits:  Low-Cost & Stable
Total Deposits = $1.84 billion at June 30, 2010
CDs – Wholesale, 18.2%
CDs – Local, 35.8%
NOW, MMA,
Savings, 40.3%
Non-Interest DDAs, 5.7%
Wholesale CDs reduced to 18.2% of Deposits

Tangible Common Equity (TCE)	Total Assets (TA)	Risk Weighted Assets (RWA)	RATIOS RWA/TA	TCE/TA	TCE/RWA
Before Beach First and Capital Raise						
3/31/2010	$ 68.600 *millions*	$ 1.628 *billions*	$ 1.155 *billions*	70.9%	4.21%	5.94%
After Beach First and Capital Raise						
6/30/2010	$ 107.752 *millions*	$ 2.160 *billions*	$ 1.349 *billions*	62.5%	4.99%	7.99%

*TCE Equivalents: Includes Participating Convertible Preferred Stock with zero Coupon.

Capital = Opportunity

Regulatory Capital Ratios
(At June 30, 2010)
Capital Ratio
Well
Capitalized Bank of NC BNC Bancorp
Tier 1 Leverage 5.0%
7.6% 7.5%
Tier 1 Risk-Based 6.0%
12.0% 11.9%
Total Risk-Based 10.0%
13.7% 13.6%
Tangible Common Equity and Equivalents

Disciplined and Opportunistic

•
Beach First transaction is evidence of BNC’s strategy to be an opportunistic and disciplined consolidator in the banking industry
•
Management sees multiple attractive opportunities in our current and contiguous markets for:
•
Strong organic growth, and
•
Opportunistic transactions
•
Management has resisted raising excessive offensive capital at depressed valuation metrics over the past eighteen months, but…
•
Contingent capital for specific transactions provides a win-win for existing and new shareholders
•
Non-contingent capital raises become more attractive when supported by known organic growth opportunities

Strategic Vision and
Tactics
•
Continue to pursue organic growth into strong markets
•
Continue to hire seasoned bankers (or teams of bankers) with a following and proven credit skills
•
Pursue acquisition opportunities that enhance “franchise value” –
FDIC-assisted and Whole Bank
•
Focus on core deposit growth
•
Evaluate sources of noninterest income that can provide a stable, growing revenue stream at relevant levels
•
Continue to attract, motivate, incent and reward the best talent available
Strategy
Tactics

Appendix 25

CRE - Non-Owner Occupied
$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000
Office / Warehouse (< 25% office space)
Hotels and Motels - National Chain
Retail Centers - Unanchored
Office - Professional &Management
Miniwarehouses and Self-Storage Units
Retail Centers - Anchored
Retail Single-Use
Restaurants
Office - Medical
Income Producing Land (MH Park, Parking Lot, Ground Lease)
Manufacturing and Industrial
Office Multi-use  (> 25% office space)
Amusement / Recreation / Entertainment
Showroom Space
Hotels and Motels - Independent
RE - Other
Automotive Repair & Care
New & Used Car Dealers
Child Day Care Services
Non-Owner Occupied CRE Portfolio

Diversified, Low Concentrations… No Sector > 3% of Total Loans
Balances as of March 31, 2010

Credit Quality Statistics

Balances as of June 30, 2010
Current
Balance
% of
Total
Balance
Non-
Accrual
Loans
Non-
Accrual/
Current
Balance OREO
30-89
Days
Deliq.
90+
Deliq
Year-to-
Date
Charg offs
CONSTRUCTION 1-4 FAMILY RESIDENTIAL
$33,108 3.0% $825 2.5% $633 $0 $477
OTHER CONSTRUCTION, A&D, LAND
170,193 15.3% 3,047 1.8% 17,296 - - 843
FARMLAND
832 0.1% - 0.0% - - -
EQUITY LINES
81,288 7.3% 102 0.1% 296 108 - 330
1-4 FAMILY
192,103 17.2% 2,111 1.1% 1,717 1,416 - 443
MULTI-FAMILY
35,080 3.1% - 0.0% - - -
COMMERCIAL LOANS SECURED - OWNER-OCCUPIED
183,426 16.4% 259 0.1% 1,307 - 115
COMMERCIAL - INVESTMENT PROPERTY
287,572 25.8% 1,036 0.4% 2,419 227 - 2,661
COMMERCIAL AND INDUSTRIAL LOANS
114,048 10.2% 2,700 2.4% 200 - 2,374
CONSUMER LOANS & LEASES
17,916 1.6% - 0.0% - - 159
$1,115,566 100.0% $10,080 $21,728 $3,891 $0 $7,402

The Place to Be, for All the Right Reasons
No Customer, Employee, Director, or Financial
Representation is worth compromising the Integrity
of our Organization.  The Integrity of BNC is its most
cherished Asset.